Small and Mid Cap Enhanced Equity ETF Investment Strategy - Small and Mid Cap Enhanced Equity ETF	Jun. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	What are the Fund’s main investment strategies?
Strategy Narrative [Text Block]	The Fund invests primarily in equity securities of small- and mid-capitalization companies. Under normal circumstances, the Fund will hold at least 80% of its Assets in equity securities of small- and mid-capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small- and mid-capitalization companies are companies with market capitalizations similar to those within the S&P 1000 Index (the Index). As of September 30, 2026, the market capitalizations of the companies in the Index ranged from $614.61 million to $44.66 billion. Equity securities represent an ownership interest in the issuer.In implementing its strategy, the Fund significantly invests in the common stocks of U.S. companies. The adviser’s process focuses on stock selection and tends to maintain sector weightings comparable to that of the U.S. small- and mid-capitalization markets. Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the U.S. small- and mid-capitalization markets, with an emphasis on those that are undervalued or fairly valued, the Fund seeks returns that modestly exceed those of such markets over the long term with a modest level of volatility.Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Fund buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.Investment Process: In managing the Fund, the adviser employs a process that ranks stocks in the Index based on its proprietary stock ranking system. The proprietary ranking system seeks to rank stocks based on company financials, data science techniques, and proprietary fundamental analysis. The rankings are used to place stocks into the Fund’s portfolio. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The adviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in issuers and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small- or mid-capitalization company. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.